Exhibit 10.8

MANAGEMENT FEE PAYMENT AGREEMENT

This Management Fee Payment Agreement (the “Agreement”) is entered into effective as of November 28, 2008 between the following parties in Beijing, People’s Republic of China (the “PRC”).

Party A:	(1) ZHANG Shu, a citizen of the PRC
ID No. 230603197109030024
Address: Room 502, Unit 1, No. 2-17, Xinghua Avenue, Longfeng District, Daqing City, Heilongjiang Province, PRC.

(2) DONG Pengyu, a citizen of the PRC.

ID No. 320103196805232017
Address: Room 201, Unit 1, No. 20, West Xuanwu Avenue, Xuanwu District, Beijing, PRC.

(3) WANG Yanmin, a citizen of the PRC.

ID No. 110105195401292127
Address: Room 9, Unit 1, Building 18, Block 12, Heping Street, Chaoyang District, Beijing, PRC.

(4) SU Guiying, a citizen of the PRC.

ID No. 110108195012175487
Address: Room 602, Building 12, No. 20, Chegongzhuangxi Road, Haidian District, Beijing, PRC.

(5) MA Jifeng, a citizen of the PRC.

ID No. 110102195205242334
Address: Room 601, Unit 6, Building 1, No. 2, Sanlihe Zone 1, Xicheng District, Beijing, PRC.

(6) XU Peiliang, a citizen of the PRC.

ID No. 110108193602171815
Address: Room 210, Dormitory 311, Yanbeiyuan, Beijing Unversity, Haidian District, Beijing, PRC.

(7) MIAO Haitao, a citizen of the PRC.

ID No. 110108196109116031
Address: Room 603, Unit 1, Building 10, Puhuibeili, Haidian District, Beijing, PRC.

(8) WANG Ziqiang, a citizen of the PRC.
ID No. 110106196807243350
Address: No. 59, Donghuamen Avenue, Dongcheng District, Beijing, PRC.

(9) GUO Song, a citizen of the PRC.

ID No. 110224197009160510
Address: Room 302, Unit 1, Building 4, Nanding Village, Fengtai District, Beijing, PRC.

(10) WANG Yi, a citizen of the PRC.

ID No. 11010619701128301X
Address: Room 27, Building 12, Hanzhuangzierli, Fengtai District, Beijing, PRC.

(11) ZHUANG Yongzhen, a citizen of the PRC.

ID No. 110104195301022510
Address: Room 307, Building 6, Jiang’anxi Road, Chaoyang District, Beijing, PRC.

(12) WANG Yiguo, a citizen of the PRC.

ID No. 36040219720421291X
Address: Room 303, Unit 15, Building 7, Jiamingtongcheng Zone 1, No. 86, Beiyuan Road, Chaoyang District, Beijing, PRC.

(13) HU Guizhou, a citizen of the PRC.

ID No. 340803196507092679
Address: Room.43, Building 11, Shihua Village 2, Daguan District, Anqing City, Anhui Province, PRC.

(14) WANG Jianqiu, a citizen of the PRC.

ID No. 110105196409200818
Address: Room 701, Flat No. 15, Yongding Road, Haidian District, Beijing, PRC.

(15) HUANG Qian, a citizen of the PRC.

ID No. 110101196710092021
Address: Room 102, Unit 3, Building 17, Block 3, Anzhenli, Chaoyang District, Beijing, PRC.

(16) JIA Hui, a citizen of the PRC.

ID No. 51112519640703401X
Address: Room 2605, Building 16, No. 172, Beiyuan Road, Chaoyang District, Beijing, PRC.

(17) DENG Dunxia, a citizen of the PRC.

ID No. 370503195903270013
Address: Room 806, Building 22, No. 77, Beisanhuanzhong Road, Haidian District, Beijing, PRC.

(18) LIU Niya, a citizen of the PRC.

ID No. 37070219701216136X
Address: Room 1008, Suite C, Jiarunhuayuan, Chaoyang District, Beijing, PRC.

(The eighteen persons aforementioned are collectively referred to herein as “Party A”)

Party B:	Tri-Tech (Beijing) Co., Ltd., a wholly foreign-owned enterprise duly established and valid existing under the laws of the PRC. Registered Address: Room 1102 Beiguang Plaza, No. 23 Huangsi Avenue, Xicheng District, Beijing, PRC.
Business Address: Room 5D, Section A Building 2 of Jinyuanshidai Business Center, No. 2 East Landianchang Road, Haidian District, Beijing, PRC.

Party C:	Beijing Yanyu Water Tech Co., Ltd., a limited liability company duly established and valid existing under the laws of the PRC.
Registered Address: Room 518, 5th Floor, South Building, No. A3 Cuiwei Road, Wanshou Road Street, Haidian District, Beijing, PRC.

WHEREAS, Party A is the current legal shareholder of Party C and holds a 100% interest in Party C;

WHEREAS, Party A, Party B and Party C, have entered into a Proxy Agreement, Exclusive Equity Interest Purchase Agreement (the “Purchase Agreement”) and other agreements.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Party A hereby agrees to make the payment stipulated in Article 2 hereunder to Party B, at the time stipulated in Article 3 hereunder, as a fee for serving as a proxy and providing company management (the “Management Fee”).

2.	The amount of the Management Fee under Article 1 hereof shall be the same as the amount Party A receives as the Transfer Fee from Party B pursuant to the Purchase Agreement.

3.	Payment of the Management Fee under Article 1 hereof shall coincide with payment of the Transfer Fee under the Purchase Agreement.

4.	This Agreement has been duly executed by each of the Parties and/or their authorized representatives and shall take effect as of the date first set forth above.

5.	This Agreement shall expire on the date that is twenty-five (25) years following the date hereof. This Agreement may be extended prior to termination upon the written agreement of each Party.

6.	Any amendment supplement or rescission of this Agreement shall be effective if made in writing and executed by all of the Parties hereto.

[Remainder of Page Left Intentionally Blank – Signature Page Follows]

[Management Fee Agreement – BYY – Signature Page]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Party A:

/s/ ZHANG Shu
ZHANG Shu

/s/ DONG Pengyu
DONG Pengyu

/s/ WANG Yanmin
WANG Yanmin

/s/ SU Guiying
SU Guiying

/s/ MA Jifeng
MA Jifeng

/s/ XU Peiliang
XU Peiliang

/s/ MIAO Haitao
MIAO Haitao

/s/ WANG Ziqiang
WANG Ziqiang

/s/ GUO Song
GUO Song

/s/ WANG Yi
WANG Yi

/s/ ZHUANG Yongzhen
ZHUANG Yongzhen

/s/ WANG Yiguo
WANG Yiguo

/s/ HU Guizhou
HU Guizhou

/s/ WANG Jianqiu
WANG Jianqiu

/s/ HUANG Qian
HUANG Qian

/s/ JIA Hui
JIA Hui

/s/ DENG Dunxia
DENG Dunxia

/s/ LIU Niya
LIU Niya

Party B: Tri-Tech (Beijing) Co., Ltd. (seal)

By:	/s/ ZHAO Wanzong
Name: Its:	ZHAO Wanzong President

Party C: Beijing Yanyu Water Tech Co. Ltd. (seal)

By:	/s/ HU Guizhou
Name: Its:	HU Guizhou Authorized Representative